SouthernFirst

ANNUAL SHAREHOLDER MEETING

May 16, 2023

FORWARD-LOOKING STATEMENTS

During the course of this presentation, management may make projections and forward-looking statements regarding events or the future financial performance of Southern First Bancshares, Inc. We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors (including a downturn in the economy, greater than expected non-interest expenses, increased competition, fluctuations in interest rates, regulatory actions, excessive loan losses and other factors) that may cause Southern First's actual results to differ materially from the anticipated results expressed or implied in these forward-looking statements. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to review the risk factors that may affect Southern First's operating results in documents filed by Southern First Bancshares, Inc. with the Securities and Exchange Commission, including the annual report on Form 10-K and other required filings. Southern First assumes no duty to update the forward-looking statements made in this presentation.

CORPORATE PROFILE: SFST (NASDAQ)


Greensboro
Raleigh
Charlotte
NORTH CAROLINA
SOUTH CAROLINA
Greenville
Columbia
Summerville
Charleston
Atlanta
GEORGIA

Headquartered in Greenville, SC
Started as a de novo bank 23 years ago

As of December 31, 2022:

Total Assets	$3.7 Billion
Common Shares Outstanding	8.0 Million
Book Value Per Common Share	$ 36.76

Southern First Markets:

Greenville, SC	2000
Columbia, SC	2007
Charleston, SC	2012
Raleigh, NC	2016
Atlanta, GA	2017
Summerville, SC	2018
Greensboro, NC	2018
Charlotte, NC	2021

2022 YEAR-END HIGHLIGHTS

GROWTH & FINANCIAL PERFORMANCE

2022 Net income	$29.1 million	
Earnings per share (diluted)	$3.61	
Book value	$36.76	⬆ 5%
Deposit growth	$570 million	⬆ 22%
Loan growth	$783 million	⬆ 31%

2022 Industry Environment

- Federal Reserve begins increasing rates to fight inflation
  - 425 basis points from March – December
  - Highest and fastest rate increase in over 40 years
- Increasing deposit costs reduces net interest margin
- Increasing rates result in unrealized losses in investment portfolio – many banks report decline in book value

Q1 2023 RESULTS

- Net income of $2.7 million
  - $0.33 diluted EPS
- Loan growth of $145 million
- Core deposit growth of $187 million
  - Record level of retail deposit growth and accounts opened
- Book value has grown 6.5% since Q1 2022 and now equals $37.16
- Superb asset quality

2023 Current Industry Environment

- Federal Reserve has continued increasing rates to fight inflation
  - 500 basis points from March 2022 – May 2023
  - Highest and fastest rate increase in over 40 years
- Industry currently dealing with instability and lack of public confidence
  - Silicon Valley Bank / Signature Bank / First Republic Bank
  - Short sellers decimating value of financial stocks
  - Instability of deposits / losses in investment portfolio / concentration risk
  - Ineffective communication from regulators to instill confidence
  - Current instability in regional bank space

2023 Current Regional Bank Stock Valuations


US regional banks tumble on renewed health fears
KBW Regional Banking Index
120
110
100
90
80
February
March
April
May May
Source: Refinitiv
© FT

- Investor confidence shaken by industry events
- Short sellers have targeted the banking industry
- Lack of clarity from FDIC and Federal Reserve

2023 Current Industry Environment
Southern First's Responses

- Solid deposit growth, both in balances and account openings
- Maintaining credit discipline
- Constant, transparent communication with our team
- Staying focused on allocating the next dollar of capital
- Remaining engaged with the communities we serve
- Insiders are purchasing additional shares in the open market

These strategies have been the DNA for Southern First since its founding, and will prepare us to excel for the next 20 years!

SFST – Focused on growing shareholder value

Growth
Organic strength in each market

Performance
Earnings/risk management

Model
Technology/highly efficient structure

Markets
Attractive markets in SC, NC, & GA

Leadership
Performance driven


Southern First Bancshares, Inc
SouthernFirst